LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JANUARY 22, 2009

TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2008 OF

LEGG MASON PARTNERS VARIABLE AGGRESSIVE GROWTH PORTFOLIO

CLASS I SHARES

CLASS II SHARES

The following replaces the disclosure in the section “More on the fund’s investments and related risks: Additional investments and investment techniques: Foreign investments” in the Prospectuses of the fund.

The fund may invest up to 25% of its net assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than markets in the United States and may suffer from political or economic instability, and negative government actions, such as currency controls or seizure of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Currency fluctuations could erase investment gains or add to investment losses. These risks of investing in foreign securities are heightened for issuers in emerging market countries.

The following replaces the last sentence in the section “Investment Objective and Management Policies: Aggressive Growth” in the Statement of Additional Information of the fund.

The fund may invest up to 25% of its net assets (at the time of investment) in foreign securities.

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